EXHIBIT 99.1

LETTER OF TRANSMITTAL
CBAYSYSTEMS HOLDINGS LIMITED

With Respect to the
OFFER TO EXCHANGE

Shares of CBaySystems Holdings Limited (“we,” “our,” “us,” the “Company”)
Common Stock for Issued and Outstanding Shares of MedQuist Inc. Common Stock
(CUSIP No. 584949101)
Pursuant to the prospectus dated          , 2010

We are offering to exchange, upon the terms and subject to the conditions set forth in this letter of transmittal and in the related prospectus, properly tendered and accepted shares of MedQuist Inc. common stock, for newly issued shares of our common stock, par value $0.01 per share (“our common stock”).

The terms and conditions of the exchange offer are set forth in the prospectus dated          , 2010 (the “prospectus”), and this letter of transmittal. Upon the terms and subject to the conditions set forth in the prospectus and in this letter of transmittal, for each share of MedQuist Inc. common stock that we accept for exchange in accordance with the terms of the exchange offer, we will issue a number of shares of our common stock set forth in the table below. We refer to the number of shares of our common stock we will issue for each share of MedQuist Inc. common stock we accept in the exchange offer as the “exchange ratio.”

The table below sets forth certain information regarding the MedQuist Inc. common stock that is the subject of the exchange offer.

Exchange Offer Consideration Per Share
Shares of our
CUSIP	Title of Security	Common Stock(1)	Exchange Value(1)	Consideration(1)

584949101	MedQuist Inc. common stock

(1)	The exchange value is equal to the number of shares of our common stock offered per share of MedQuist Inc. common stock multiplied by the last reported sale price of our common stock.

Because the number of shares of our common stock to be issued in the exchange offer is fixed, changes in the trading prices of our common stock will result in the market value of our common stock you receive in exchange for tendering your shares being different than the value reflected in the table above. The last reported sale price of our common stock on           was      per share.

We will not issue fractional shares of our common stock in the exchange offer. A holder otherwise entitled to a fractional share of our common stock pursuant to the terms of the exchange offer will receive an amount of cash in an amount equal to the product obtained by multiplying (1) the fraction of a share of our common stock to which the holder would otherwise be entitled by (2) the closing price of our common stock as reported on The NASDAQ Global Market on the last trading day before the expiration of the exchange offer.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON          , UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENED, THE “EXPIRATION DATE”). IN ORDER TO BE ELIGIBLE TO RECEIVE SHARES OF OUR COMMON STOCK OFFERED UPON TENDER OF SHARES OF MEDQUIST INC. COMMON STOCK PURSUANT TO THE EXCHANGE OFFER, HOLDERS OF MEDQUIST INC. COMMON STOCK (THE “HOLDERS”), MUST TENDER AND NOT WITHDRAW THEIR SHARES OF MEDQUIST INC. COMMON STOCK PRIOR TO THE EXPIRATION DATE. YOU MAY WITHDRAW SHARES OF MEDQUIST INC. COMMON STOCK TENDERED IN THE EXCHANGE OFFER AT ANY TIME PRIOR TO THE EXPIRATION DATE. YOU SHOULD CAREFULLY REVIEW THE PROCEDURES FOR TENDERING SHARES OF MEDQUIST INC. COMMON STOCK IN THE PROSPECTUS.

Completed letters of transmittal and any other documents required in connection with tenders of the MedQuist Inc. common stock should be directed to the exchange agent at the address set forth below.

The exchange agent and information agent for the exchange offer is:

BY MAIL:	BY OVERNIGHT COURIER:

By Facsimile:
(For Eligible Institutions only)

Confirmation by Telephone:

Any requests for information concerning the exchange offer, for assistance in connection with the exchange offer, or for additional copies of the exchange offer or related materials may be directed to the exchange agent at the address or telephone numbers set forth above. You may also contact your bank, broker, custodian, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION HEREOF VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

Only shares of MedQuist Inc. common stock validly tendered and not properly withdrawn prior to the expiration date will be accepted for exchange. If a bank, broker, custodian, dealer, commercial bank, trust company or other nominee holds your MedQuist Inc. common stock, such nominee may have an earlier deadline for accepting the offer. You should promptly contact the bank, broker, custodian, dealer, commercial bank, trust company or other nominee that holds your shares of MedQuist Inc. common stock to determine its deadline.

We are not providing for guaranteed delivery procedures and therefore you must allow sufficient time for the necessary tender procedures to be completed during normal business hours of the Depository Trust Company (“DTC”), on or prior to the expiration date. If your interest as a holder of MedQuist Inc. common stock is in certificated form, you must deliver the MedQuist Inc. common stock certificate to be exchanged, in the manner specified herein and a properly completed letter of transmittal. Tenders not received by the exchange agent prior to the expiration date will be disregarded and have no effect.

Certain terms used but not defined herein have the meanings ascribed to them in the prospectus.

This letter of transmittal is to be used by holders of MedQuist Inc. common stock who wish to participate in the exchange offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the exchange agent.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

DESCRIPTION OF SHARES OF MEDQUIST INC. COMMON STOCK TENDERED

CUSIP Number of	Number of Shares of
Shares of MedQuist Inc. Common Stock Tendered	MedQuist Inc. Common Stock Tendered
584949101 — MedQuist Inc. common stock

METHOD OF DELIVERY

☐	Check here if shares of MedQuist Inc. common stock not tendered in certificated form are being delivered by book-entry transfer made to the account maintained by the exchange agent at DTC. Please also complete the following information (for use by Eligible Institutions only):

Name of Tendering Institution:

Title of Security

Shares of MedQuist Inc. Common Stock Being Tendered:

DTC Participant Number:

	Account Number:	Transaction Code Number:

☐	Check here if shares of MedQuist Inc. common stock tendered in certificated form are being delivered by physical delivery of the MedQuist Inc. common stock certificate to be exchanged. Such stock certificate must be accompanied by a properly completed letter of transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions set forth in the prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Company the shares of MedQuist Inc. common stock set forth in the box above entitled “Description of Shares of MedQuist Inc. Common Stock Tendered;” (ii) subject to and effective upon acceptance for exchange of the shares of MedQuist Inc. common stock tendered herewith, irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered shares of MedQuist Inc. common stock, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such shares of MedQuist Inc. common stock, or transfer ownership of such shares of MedQuist Inc. common stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such shares of MedQuist Inc. common stock for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such shares of MedQuist Inc. common stock (except that the exchange agent will have no rights to, or control over, the shares of the Company’s common stock issued in respect of such shares of MedQuist Inc. common stock, except as the undersigned’s agent, all in accordance with the terms of the exchange offer); (iii) requests that the Company’s common stock issued in exchange for tendered shares of MedQuist Inc. common stock in connection with the exchange offer be issued to the order of the undersigned; and (iv) requests that any shares of MedQuist Inc. common stock not tendered or not accepted for exchange be credited to such DTC participant’s account or be returned to the undersigned.

The undersigned hereby acknowledges receipt of the prospectus and this letter of transmittal, which together constitute the Company’s offer to exchange up to           newly issued shares of its common stock for issued and outstanding shares of MedQuist Inc. common stock that are validly tendered and not validly withdrawn in the exchange offer.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of MedQuist Inc. common stock tendered hereby; (ii) upon its acceptance of any tendered shares of MedQuist Inc. common stock, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of MedQuist Inc. common stock will not be subject to any adverse claim; and (iii) (a) the undersigned has a net long position in the MedQuist Inc. common stock being tendered pursuant to the exchange offer within the meaning of Rule 14e-4 under the Exchange Act and (b) the tender of such MedQuist Inc. common stock complies with Rule 14e-4 under the Exchange Act.

Subject to and effective upon acceptance for exchange of, and issuance of shares of the Company’s common stock for, the shares of MedQuist Inc. common stock tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the shares of MedQuist Inc. common stock tendered hereby; (ii) waives any and all other rights with respect to such shares of MedQuist Inc. common stock (including with respect to any existing or past defaults and their consequences in respect of such shares of MedQuist Inc. common stock); (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of MedQuist Inc. common stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of MedQuist Inc. common stock or to participate in any redemption of such shares of MedQuist Inc. common stock.

The undersigned acknowledges and agrees that upon acceptance for exchange of the shares of MedQuist Inc. common stock tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such shares of MedQuist Inc. common stock or the Company’s common stock to be received in exchange for such shares of MedQuist Inc. common stock will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable: to complete the sale, assignment and transfer of the shares of MedQuist Inc. common stock tendered hereby. The undersigned also agrees to pay all transfer or similar taxes if so required by the Company or the Exchange Agent. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled “The Exchange Offer — Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of shares of MedQuist Inc. common stock is valid until any defect or irregularity in connection with tenders of shares of MedQuist Inc. common stock is cured within such time as the Company determines, unless waived by the Company; (ii) none of the Company, the exchange agent, the information agent, the dealer manager or any other person is under any duty to give notification of any defects or irregularities in the tenders of shares of MedQuist Inc. common stock or will incur any liability to holders for failure to give any such notification; (iii) a tender of shares of MedQuist Inc. common stock will constitute a binding agreement between us upon the terms and subject to the conditions of the exchange offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of MedQuist Inc. common stock will be determined by the Company in its sole discretion and such determination shall be final and binding.

The undersigned shall indemnify and hold harmless each of the Company, the information agent and exchange agent, each, an “Indemnified Party,” against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

PLEASE SIGN HERE
SIGNATURE REQUIRED

This letter of transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of the MedQuist Inc. common stock on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

Signature(s) of Registered Holder(s) or Authorized Signatory:

Dated:

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Area Code and Telephone No.:

IMPORTANT: Complete Substitute Form W-9 or appropriate other form, as applicable

SIGNATURE GUARANTEE
(See instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFER

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL AND YOUR CERTIFICATES IN THE CASE OF SHARES BEING PHYSICALLY DELIVERED OR, IN THE CASE OF SHARES OF MEDQUIST INC. COMMON STOCK DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1.	Guarantee of Signatures.

All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless: (i) this letter of transmittal is signed by the registered holder of the shares of MedQuist Inc. common stock tendered therewith and the Company’s common stock issued in exchange for shares of MedQuist Inc. common stock is to be issued in the name of and delivered to, or if any shares of MedQuist Inc. common stock not accepted for exchange are to be returned to, such holder or (ii) such shares of MedQuist Inc. common stock are tendered for the account of an Eligible Institution.

2.	Delivery of Letter of Transmittal.

This letter of transmittal is to be used by each holder of the shares of MedQuist Inc. common stock if delivery of shares of MedQuist Inc. common stock is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). This letter of transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the expiration date.

DTC participants may electronically transmit their acceptance of the exchange offer by causing DTC to transfer their shares of MedQuist Inc. common stock to the exchange agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will then send an Agent’s Message to the exchange agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its shares of MedQuist Inc. common stock; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered shares of MedQuist Inc. common stock pursuant to a manually executed letter of transmittal and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the Holder will be bound by the terms of this letter of transmittal and the prospectus. Delivery of documents to DTC does not constitute delivery to the exchange agent.

If the Holder beneficially owns shares of MedQuist Inc. common stock that are held by or registered in the name of a bank, broker, custodian, commercial bank, trust company or other nominee and the Holder wishes to participate in the exchange offer, the Holder must promptly contact the Holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to tender the Holder’s shares of MedQuist Inc. common stock, to agree to the terms of this letter of transmittal. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Tenders not received by the exchange agent on or prior to the expiration date will be disregarded and have no effect.

If the Holder owns shares of MedQuist Inc. common stock in certificated form, the Holder must complete and manually sign this letter of transmittal. The executed letter of transmittal and the Holder’s certificates to be tendered must be delivered to the exchange agent prior the expiration date. Such Holders are urged to make their delivery to the exchange agent at least five days prior to the expiration date to allow adequate processing time.

Holders desiring to tender shares of MedQuist Inc. common stock prior to the expiration date through DTC’s ATOP should note that such Holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC prior to such date. The method of delivery of this letter of transmittal is at the Holder’s own option and risk, and the delivery will be deemed made only when actually received by the exchange agent. Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the Holder should allow sufficient time to ensure timely processing of the Holder’s tender.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date. If your interest as a Holder is in certificated form, you must deliver the MedQuist Inc. common stock certificate to be exchanged in the manner specified herein and a properly completed letter of transmittal. Tenders not received by the exchange agent prior to the expiration date will be disregarded and have no effect.

3.	Signatures on Letter of Transmittal.

If any shares of MedQuist Inc. common stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any shares of MedQuist Inc. common stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of MedQuist Inc. common stock. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.	Withdrawal Procedures.

Holders who wish to exercise their right of withdrawal with respect to the shares which were tendered in certificated form must give written notice of withdrawal. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the MedQuist Inc. common stock to be withdrawn, (ii) contain the number of shares of such MedQuist Inc. common stock, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s MedQuist Inc. common stock, and (iv) be signed by the Holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the MedQuist Inc. common stock. Any notice of withdrawal must identify the MedQuist Inc. common stock to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a withdrawal of MedQuist Inc. common stock in book-entry format to be effective, the exchange agent must receive a written or facsimile transmission containing a notice of withdrawal before 11:59 p.m., New York City time, on the expiration date, by a properly transmitted “request message” through ATOP.

Any shares of MedQuist Inc. common stock validly withdrawn will not have been validly tendered for purposes of the exchange offer unless the shares of MedQuist Inc. common stock so withdrawn are validly re-tendered in accordance with the procedures described in the prospectus and this letter of transmittal.

5.	Waiver of Conditions.

The Company reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the exchange offer prior to the expiration date, other than the condition relating to the effectiveness of the Registration Statement.

6.	Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the information agent at its address and telephone numbers, as set forth on the front of this letter of transmittal. Requests for additional copies of the prospectus and this letter of transmittal may be directed to the information agent, and copies will be furnished promptly at the Company’s expense. Holders may also contact their banks, brokers, custodians, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offer.

7.	Validity; Irregularities.

All questions as to the form of documents and the validity (including time of receipt), and acceptance for exchange of any tender of shares of MedQuist Inc. common stock and any withdrawal of the shares of MedQuist Inc. common stock will be determined by the Company, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of shares of MedQuist Inc. common stock will not be considered valid. The Company reserves the absolute right, in its sole discretion, to reject any and all tenders of shares of MedQuist Inc. common stock that it determines are not in proper form or the acceptance of or exchange for which, in the Company’s opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any shares of MedQuist Inc. common stock.

Any defect or irregularity in connection with tenders of shares of MedQuist Inc. common stock must be cured within such time as the Company determines, unless waived by the Company. Tenders of shares of MedQuist Inc. common stock shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of shares of MedQuist Inc. common stock. None of the Company, the exchange agent, the information agent, the dealer manager or any other person will be under any duty to give notice of any defects or irregularities in the tenders of shares of MedQuist Inc. common stock, or will incur any liability to holders for failure to give any such notice.

8.	Taxpayer Identification Number.

Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

9.	Transfer Taxes.

Except as set forth in this Instruction 9, the Company will pay or cause to be paid any transfer taxes with respect to the exchange and transfer of any shares of MedQuist Inc. common stock to the Company pursuant to the exchange offer. If the shares of common stock to be delivered as payment in the exchange offer are to be issued to any persons other than the registered owners, or if tendered shares of MedQuist Inc. common stock are registered in the name of any persons other than the persons signing this letter of transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted

10.	United States Federal Income Tax Considerations for Holders of MedQuist Inc. Common Stock.

We intend to take the position that the exchange offer will be treated for United States federal income tax purposes as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended, under which you would generally not recognize gain or loss upon the receipt of shares of our common stock in exchange for your shares of MedQuist Inc. common stock, other than any gain or loss recognized on the receipt of cash instead of fractional shares. The tax consequences to you will depend on the facts and circumstances of your own situation. Please consult your tax adviser for a full understanding of the tax consequences to you.”

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE), AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

11.	Conflicts.

In the event of any conflict between the terms of the prospectus and the terms of this letter of transmittal, the terms of the prospectus will control.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering Holder whose MedQuist Inc. common stock is accepted for exchange and any other payee (each a “Payee”) may be subject to backup withholding unless the Payee provides the exchange agent with either (i) such Payee’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such Payee is awaiting a TIN), (B) that the Payee is not subject to backup withholding because (x) such Payee is exempt from backup withholding, (y) such Payee has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the Payee that he or she is no longer subject to backup withholding and (C) that the Payee is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such Payee is an individual, the TIN is such Payee’s social security number. If the exchange agent is not provided with the correct TIN, the Payee may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such Payee may be subject to backup withholding (see below).

Certain Payees (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Payees (other than certain foreign individuals, as described below) should indicate their exempt status on the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the Payee must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the exchange agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Payees are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the exchange agent is required to withhold 28% of any reportable payments made to the Payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished in a timely manner. The exchange agent cannot refund amounts withheld by reason of backup withholding.

A Payee who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the exchange agent. The Payee is required to give the exchange agent its TIN (e.g., social security number or employer identification number). If the MedQuist Inc. common stock is in more than one name or is not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME:

PAYEE INFORMATION (please print or type)

Name (as shown on your income tax return):

Business name if different from above:

Check appropriate box:	☐ Exempt from backup withholding
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership):

☐ Other

Address (number, street, and apt. or suite no.):

City, State and ZIP code:

Substitute Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Payer’s Request for Taxpayer Identification Number (TIN)
Part 2 — Certification —
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Part 3 — Awaiting TIN ☐

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here:

Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature    Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the
SOCIAL SECURITY number
For this type of account:		of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded	The owner(3)
entity owned by an individual

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC checking corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-(800)-TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions and requests for assistance may be directed to the information agent at the address and telephone numbers set forth below. Additional copies of the prospectus, this letter of transmittal and any related documents may be obtained from the information agent at the address and telephone numbers set forth below. Questions regarding the terms of the exchange offer may be directed to the dealer manager at the address and telephone number set forth below. Holders of shares of MedQuist Inc. common stock may also contact their bank, broker, custodian, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

The information agent and exchange agent for the exchange offer is:

The dealer manager and solicitation agent for the exchange offer is:

Jefferies & Company

Attention: Equity Capital Markets
520 Madison Avenue, 12th Floor
New York, NY 10022
Toll Free: (877) 547-6340
Fax: (646) 786-5419